UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2007

THE COAST DISTRIBUTION SYSTEM, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9511	94-2490990
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 Woodview Avenue, Morgan Hill, California	95037
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 782-6686

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

In a press release issued on June 7, 2007, we reported that our Board of Directors had, pursuant to its dividend policy, declared the quarterly cash dividend, for the quarter ending June 30, 2007, in the amount of $0.07 per share. That dividend is payable on June 29, 2007 to all stockholders of record as of June 15, 2007. A copy of that press release is attached as Exhibit 99.1 to, and incorporated by reference into, this Current Report on Form 8-K.

As stated in its press release, the declaration of cash dividends in the future, pursuant to the Company’s dividend policy, is subject to determination each quarter by the Board of Directors based on a number of factors, including the Company’s financial performance and its available cash resources. Also, it could become necessary for the Company to obtain the consent of its lender under its secured bank loan agreement in order to pay cash dividends in the future and for these reasons, as well as others, there can be no assurance that the Board of Directors will not decide to reduce the amount, or suspend or discontinue the payment, of cash dividends in the future.

In a separate press release, also issued on June 7, 2007, we announced the recent opening of Coast’s newest product design and testing center, which has enabled Coast to enlarge its overall design and development staff and adds resources for prototyping, computer simulation testing and physical testing of new products for its North American customers. As reported in that press release, this new product design and testing center, which is located in an 18,000 square foot facility in Elkhart, Indiana, is the fourth product design and testing center operated by Coast, with the other centers located, respectively, in the countries of China and Taiwan, and in Wilsonville, Oregon. A copy of that press release is attached as Exhibit 99.1 to, and incorporated by reference into, this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 701 of this Current Report on Form 8-K, together with Exhibit 99.1 and Exhibit 99.2, are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, and such information and Exhibits shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Exhibit Description
99.1	Press Release issued June 7, 2007 announcing the declaration of a $0.07 per share cash dividend for the quarter ending June 30, 2007.

99.2	Press Release issued June 7, 2007 announcing the recent opening of the Company’s newest Product Design and Testing Center, located in Elkhart, Indiana.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE COAST DISTRIBUTION SYSTEM, INC.

Date: June 8, 2007	By:	/s/ SANDRA A. KNELL
Sandra A. Knell, Executive Vice President and Chief Financial Officer

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INDEX TO EXHIBITS

Exhibit No.	Exhibit Description
99.1	Press Release issued June 7, 2007 announcing the declaration of a $0.07 per share cash dividend for the quarter ending June 30, 2007

99.2	Press Release issued June 7, 2007 announcing the recent opening of the Company’s newest Product Design and Testing Center, located in Elkhart, Indiana.

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